Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL 2012 THIRD QUARTER RESULTS

MILPITAS, Calif., April 26, 2012 -KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2012, which ended on March 31, 2012, and reported GAAP net income of $205 million and GAAP earnings per diluted share of $1.21 on revenues of $841 million.

“Fueled by rapid growth in demand for mobile electronics, KLA-Tencor’s strong third quarter results reflect sustained high levels of process control adoption and demonstrate our ability to consistently deliver indispensable solutions to our customers,” said Rick Wallace, president and chief executive officer of KLA-Tencor. “As we look ahead to the second half of 2012, we are optimistic as the forces propelling KLA-Tencor’s growth remain solid, and the innovation required by our customers at the leading edge is driving growth in our core process control markets.”

GAAP Results
	Q3 FY 2012	Q2 FY 2012	Q3 FY 2011
Revenues	$841 million	$642 million	$834 million
Net Income	$205 million	$111 million	$210 million
Earnings per Diluted Share	$1.21	$0.66	$1.22

Non-GAAP Results

	Q3 FY 2012	Q2 FY 2012	Q3 FY 2011
Net Income	$216 million	$122 million	$225 million
Earnings per Diluted Share	$1.27	$0.72	$1.31

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2012 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the anticipated future drivers of growth in the semiconductor equipment industry, KLA-Tencor’s optimism regarding the future direction of those growth drivers, the need for future innovation by the company’s customers at the leading edge, and KLA-Tencor’s ability to benefit from these anticipated trends in demand and innovation, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2011, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2012	June 30, 2011

ASSETS
Cash, cash equivalents and marketable securities	$2,369,738	$2,038,535
Accounts receivable, net	638,375	583,270
Inventories	650,476	575,730
Other current assets	328,738	478,475
Land, property and equipment, net	270,171	257,358
Goodwill	327,887	328,156
Purchased intangibles, net	62,897	85,902
Other non-current assets	284,922	328,095

Total assets	$4,933,204	$4,675,521

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$139,371	$142,945
Deferred system profit	183,698	192,338
Unearned revenue	57,353	44,264
Other current liabilities	491,933	499,314

Total current liabilities	872,355	878,861

Non-current liabilities:
Long-term debt	746,697	746,290
Income tax payable	41,801	78,337
Unearned revenue	34,916	34,905
Other non-current liabilities	78,670	76,235

Total liabilities	1,774,439	1,814,628

Stockholders’ equity:
Common stock and capital in excess of par value	1,091,504	1,010,659
Retained earnings	2,075,218	1,852,633
Accumulated other comprehensive income (loss)	(7,957)	(2,399)

Total stockholders’ equity	3,158,765	2,860,893

Total liabilities and stockholders’ equity	$4,933,204	$4,675,521

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Nine months ended
(In thousands, except per share data)	March 31, 2012	March 31, 2011	March 31, 2012	March 31, 2011

Revenues:
Product	$701,179	$691,270	$1,852,094	$1,869,736
Service	139,342	142,789	427,385	412,992

Total revenues	840,521	834,059	2,279,479	2,282,728

Costs and operating expenses:
Costs of revenues	355,149	327,696	968,353	903,063
Engineering, research and development	110,102	95,617	334,227	285,234
Selling, general and administrative	90,996	98,967	278,873	278,170

Total costs and operating expenses	556,247	522,280	1,581,453	1,466,467
Income from operations	284,274	311,779	698,026	816,261

Interest income and other, net	(10,241)	(10,259)	(29,824)	(40,238)

Income before income taxes	274,033	301,520	668,202	776,023
Provision for income taxes	68,687	91,737	160,064	226,552

Net income	$205,346	$209,783	$508,138	$549,471

Net income per share:
Basic	$1.23	$1.25	$3.05	$3.29

Diluted	$1.21	$1.22	$2.99	$3.23

Cash dividends declared per share	$0.35	$0.25	$1.05	$0.75

Weighted average number of shares:
Basic	167,070	167,629	166,748	166,978
Diluted	170,146	171,313	170,023	169,974

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended March 31,
(In thousands)	2012	2011
Cash flows from operating activities:
Net income	$205,346	$209,783
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,400	21,075
Asset impairment charges	—	585
Non-cash stock-based compensation expense	20,914	18,847
Net gain on sale of marketable securities and other investments	(96)	(422)
Changes in assets and liabilities:
Increase in accounts receivable, net	(97,698)	(35,069)
Increase in inventories	(9,694)	(46,856)
Increase in other assets	(42,190)	(43,842)
Increase in accounts payable	10,481	18,994
Decrease in deferred system profit	(7,021)	(11,424)
Increase in other liabilities	159,652	112,240

Net cash provided by operating activities	262,094	243,911

Cash flows from investing activities:
Capital expenditures, net	(14,278)	(13,829)
Purchase of available-for-sale securities	(523,615)	(338,953)
Proceeds from sale and maturity of available-for-sale securities	267,256	173,391
Purchase of trading securities	(9,434)	(20,421)
Proceeds from sale of trading securities	10,939	22,556

Net cash used in investing activities	(269,132)	(177,256)

Cash flows from financing activities:
Issuance of common stock	74,640	74,927
Tax withholding payments related to vested and released restricted stock units	(364)	(1,826)
Common stock repurchases	(66,934)	(57,697)
Payment of dividends to stockholders	(58,524)	(41,942)

Net cash used in financing activities	(51,182)	(26,538)

Effect of exchange rate changes on cash and cash equivalents	(2,853)	2,537

Net increase (decrease) in cash and cash equivalents	(61,073)	42,654

Cash and cash equivalents at beginning of period	824,986	596,104

Cash and cash equivalents at end of period	$763,913	$638,758

Supplemental cash flow disclosures:
Income taxes paid, net	$9,724	$79,618
Interest paid	$248	$296

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Nine months ended

		March 31, 2012	December 31, 2011	March 31, 2011	March 31, 2012	March 31, 2011

GAAP net income		$205,346	$110,797	$209,783	$508,138	$549,471
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	6,996	7,406	7,720	22,030	24,076
Restructuring, severance and other related charges	b	—	1,476	—	4,032	(974)
Restatement related charges	c	—	—	2,501	135	3,648
Income tax effect of non-GAAP adjustments	d	(2,281)	(2,886)	(3,632)	(9,230)	(9,410)
Discrete tax items	e	5,718	5,079	8,385	10,797	13,833

Non-GAAP net income		$215,779	$121,872	$224,757	$535,902	$580,644

GAAP net income per diluted share		$1.21	$0.66	$1.22	$2.99	$3.23

Non-GAAP net income per diluted share		$1.27	$0.72	$1.31	$3.15	$3.42

Shares used in diluted shares calculation		170,146	169,103	171,313	170,023	169,974

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non-GAAP adjustment

Three months ended March 31, 2012
Costs of revenues	$4,608	$—	$—	$4,608
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	—	1,490

Total in three months ended March 31, 2012	$6,996	$—	$—	$6,996

Three months ended December 31, 2011
Costs of revenues	$5,018	$243	$—	$5,261
Engineering, research and development	898	241	—	1,139
Selling, general and administrative	1,490	992	—	2,482

Total in three months ended December 31, 2011	$7,406	$1,476	$—	$8,882

Three months ended March 31, 2011
Costs of revenues	$5,332	$—	$—	$5,332
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	2,501	3,991

Total in three months ended March 31, 2011	$7,720	$—	$2,501	$10,221

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program and reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related stockholder litigation and other matters. KLA-Tencor has paid or reimbursed legal expenses incurred by a number of its current and former directors, officers and employees in connection with the investigation of the company’s historical stock option practices and the related litigation and government inquiries. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.